Exhibit (b) (16)
                        FIRST PACIFIC MUTUAL FUND, INC.

                    First Hawaii Municipal Bond Fund Series

Schedule for Computation of Performance Quotations

1.   Average Annual Total Return:

          P(1 + T)n = ERV

     Inception to December 31, 1996:  7.25%

          P = 1,000
          T = .0725
          n = 8.0833
              ERV = $1,760.70

          1,000(1+.0725)8.0833=$1,760.70

     Inception to September 30, 1996:  7.20%

          P = 1,000
          T = .0720
          n = 7.8548
              ERV = $1,726.66

          1,000(1+.0720)7.8548=$1,726.66


     December 31, 1991 to December 31, 1996:   6.34%

          P = 1,028.31
          T = .0634
          n = 5
              ERV = $1,398.21

          1,028.31(1+.0634)5=$1,398.21

     September 30, 1991 to December 31, 1996:   6.52%

          P = 1,000
          T = .0652
          n = 5
              ERV = $1,371.19

          1,000(1+.0652)5=$1,371.19

     January 1, 1996 to December 31, 1996:   4.17%

          P = 1,000
          T = .0417
          n = 1
              ERV = $ 1,041.70

          1,000(1+.0417)1=$1,041.70


     September 30, 1995 to September 30, 1996:  5.62%

          P = 1,000
          T = .0562
          n = 1
              ERV = $1,056.23

          1,000(1+.0562)1=$1,056.23



























                      FIRST PACIFIC MUTUAL FUND, INC.

                First Hawaii Intermediate Municipal Fund Series

Schedule for Computation of Performance Quotations

1.   Average Annual Total Return:

          P(1 + T)n = ERV

     Inception to December 31, 1996:  5.63%

          P = 1,000
          T = .0563
          n = 2.4904
              ERV = $1,146.26

          1,000(1+.0563)2.4904=$1,146.26

     Inception to September 30, 1996:  5.58%

          P = 1,000
          T = .0558
          n = 2.2384
              ERV = $1,129.30

          1,000(1+.0558)2.2384=$1,129.30


     December 31, 1995 to December 31, 1996:  3.77%

          P = 1,000
          T = .0377
          n = 1
              ERV = $ 1,037.70

          1,000(1+.0377)1=$1,037.70


     September 30, 1995 to September 30, 1996:  3.95%

          P = 1,000
          T = .0395
          n = 1
              ERV = $1,039.49

          1,000(1+.0395)1=$1,039.49




                       FIRST PACIFIC MUTUAL FUND, INC.

                        First Idaho Tax-Free Fund Series


Schedule for Computation of Performance Quotations

1.   Average Annual Total Return:

          P(1 + T)n = ERV

     Inception to December 31, 1996:  .88%

          P = 1,000
          T = .0088
          n = .4973
              ERV = $1,008.77

          1,000(1+.0088).4973=$1,008.77


     Inception to September 30, 1996:  (.75%)

          P = 1,000
          T = .0205
          n = .2459
              ERV = $992.54

          1,000(1-.0075).2459=$992.54